December 2, 2019

BNY MELLON INVESTMENT FUNDS I

BNY Mellon Diversified Emerging Market Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the third paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of the Multi-Factor Equity portfolio management team at Mellon Investments Corporation (Mellon).  The team members who are jointly and primarily responsible for managing this portion of the fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA and Chris Yao, CFA.  Messrs. Goslin, Zamil and Yao have been primary portfolio managers of the fund since January 2014, March 2017 and December 2019, respectively.  Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team.  Mr. Zamil is a managing director and global investment strategist the Multi-Factor Equity team at Mellon.  Mr. Yao is head of Equity Quantitative research at Mellon.

The following information supersedes and replaces the information in the fifth paragraph in the section "Fund Details – Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of the Multi-Factor Equity portfolio management team at Mellon.  The team members who are jointly and primarily responsible for managing this portion of the fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA and Chris Yao, CFA.  Messrs. Goslin, Zamil and Yao have been primary portfolio managers of the fund since January 2014, March 2017 and December 2019, respectively.  Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team.  He has been employed by Mellon or a predecessor company since 1999.  Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equtiy team at Mellon.  He has been employed by Mellon or a predecessor company since October 2015.  Prior to joining Mellon, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments as a portfolio manager.  Mr. Yao is head of Equity Quantitative research at Mellon.  He has been employed by Mellon or a predecessor company since 2006.